                                                                    EXHIBIT 99.1

FOR RELEASE: Immediately

Contact:
Richard K. Arter             Investor Relations                   941-362-1200
Richard J. Dobbyn            Chief Financial Officer              941-362-1200

 SUN HYDRAULICS CORPORATION REPORTS AN INCREASE OF SALES IN THE U.S. AND THIRD
                     QUARTER NET INCOME OF $0.08 PER SHARE

SARASOTA, FLA, NOVEMBER 4, 2003 -Sun Hydraulics Corporation (NASDAQ: SNHY) today announced that sales for the third quarter ended September 27, 2003, were $17.9 million, a decrease of 5.6% from the second quarter and a 11.3% increase from the same quarter last year. Net income was $0.5 million, equal to net income for the same quarter last year. Basic and diluted earnings per share for the quarter ended September 27, 2003, were $0.08 equal to the same period last year.

Allen Carlson, Sun Hydraulics' president commented, "Sales in the United States increased 6% compared to the same quarter last year. We hope this signals the long awaited recovery in the United States manufacturing economy. International sales increased 17.0% in the third quarter compared to the same quarter last year, with continued strength in Germany and Korea."

Carlson continued, "Net income per share was equal to the same quarter last year, despite an 11% increase in total sales, primarily because of the investments we are making in marketing and related areas. So far this year we have started an operation in the Midwest, opened a sales/marketing office in France and launched a new line of electro-hydraulic valves. We also have continued to invest in our website, focusing on electronically providing customers visual and technical information on millions of possible combinations of our cartridge/manifold assemblies. This feature will be available early next year."

During the quarter ended September 27, 2003, the Company paid a special dividend of $13.3 million and increased debt $10.9 million to $20.0 million at quarter end. Year to date the Company has generated $6.9 million from operations and cash on hand at September 27, 2003, was $5.1 million.

OUTLOOK

Sales for the fourth quarter are projected to be $17.0 million, with net income of $0.08 per share. Last year sales for the fourth quarter were $15.5 million and net income was $0.06 per share. Until there are more positive signs of a recovery in the economy, the Company is reluctant to provide an estimate of sales for 2004.



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WEBCAST

Sun Hydraulics Corporation will broadcast its third quarter financial results conference call with analysts live over the Internet at 2:30 P.M. E.T. tomorrow, November 5, 2003. To listen, go to HTTP://INVESTOR.SUNHYDRAULICS.COM/MEDIALIST.CFM. A copy of this earnings release is posted on the Investor Relations page of our website under "Press Releases."

WEBCAST Q&A

Questions may be submitted to the Company via email after reviewing this earnings release. Sun management will then answer these and other questions during the Company's webcast.

Questions can be submitted by going to the Sun Hydraulics website, WWW.SUNHYDRAULICS.COM, and clicking on Investor Relations on the left hand menu. Scroll down to the bottom of the page and click on contact email:
investor@sunhydraulics.com, which will open an email window to type in your message. Sun Hydraulics will answer as many legitimate questions pertaining to the 3rd quarter earnings release as possible during the webcast time.

Sun Hydraulics Corporation is a leading designer and manufacturer of high performance screw-in hydraulic cartridge valves and manifolds for worldwide industrial and mobile markets. For more information about Sun, please visit our website at WWW.SUNHYDRAULICS.COM.

FORWARD-LOOKING INFORMATION

        CERTAIN ORAL STATEMENTS MADE BY MANAGEMENT FROM TIME TO TIME AND CERTAIN STATEMENTS CONTAINED HEREIN THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934 AND, BECAUSE SUCH STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS, INCLUDING THOSE IN MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS ARE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS, ESTIMATES OR PROJECTIONS OF THE COMPANY, ITS DIRECTORS OR ITS OFFICERS ABOUT THE COMPANY AND THE INDUSTRY IN WHICH IT OPERATES, AND ASSUMPTIONS MADE BY MANAGEMENT, AND INCLUDE AMONG OTHER ITEMS, (I) THE COMPANY'S STRATEGIES REGARDING GROWTH, INCLUDING ITS INTENTION TO DEVELOP NEW PRODUCTS; (II) THE COMPANY'S FINANCING PLANS; (III) TRENDS AFFECTING THE COMPANY'S FINANCIAL CONDITION OR RESULTS OF OPERATIONS; (IV) THE COMPANY'S ABILITY TO CONTINUE TO CONTROL COSTS AND TO MEET ITS LIQUIDITY AND OTHER FINANCING NEEDS; (V) THE DECLARATION AND PAYMENT OF DIVIDENDS; AND (VI) THE COMPANY'S ABILITY TO RESPOND TO CHANGES IN CUSTOMER DEMAND DOMESTICALLY AND INTERNATIONALLY, INCLUDING AS A RESULT OF STANDARDIZATION. ALTHOUGH THE COMPANY BELIEVES THAT ITS EXPECTATIONS ARE BASED ON REASONABLE ASSUMPTIONS, IT CAN GIVE NO ASSURANCE THAT THE ANTICIPATED RESULTS WILL OCCUR.

         IMPORTANT FACTORS THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHER ITEMS, (I) THE ECONOMIC CYCLICALITY OF THE CAPITAL GOODS INDUSTRY IN GENERAL AND THE HYDRAULIC VALVE AND MANIFOLD INDUSTRY IN PARTICULAR, WHICH DIRECTLY AFFECT CUSTOMER ORDERS, LEAD TIMES AND SALES VOLUME; (II) CONDITIONS IN THE CAPITAL MARKETS, INCLUDING THE INTEREST RATE ENVIRONMENT AND THE AVAILABILITY OF CAPITAL; (III) CHANGES IN THE COMPETITIVE MARKETPLACE THAT COULD AFFECT THE COMPANY'S REVENUE AND/OR COST BASES, SUCH AS INCREASED COMPETITION, LACK OF


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QUALIFIED ENGINEERING, MARKETING, MANAGEMENT OR OTHER PERSONNEL, AND INCREASED
LABOR AND RAW MATERIALS COSTS; (IV) CHANGES IN TECHNOLOGY OR CUSTOMER REQUIREMENTS, SUCH AS STANDARDIZATION OF THE CAVITY INTO WHICH SCREW-IN CARTRIDGE VALVES MUST FIT, WHICH COULD RENDER THE COMPANY'S PRODUCTS OR TECHNOLOGIES NONCOMPETITIVE OR OBSOLETE; (V) NEW PRODUCT INTRODUCTIONS, PRODUCT SALES MIX AND THE GEOGRAPHIC MIX OF SALES NATIONALLY AND INTERNATIONALLY; AND
(VI) CHANGES RELATING TO THE COMPANY'S INTERNATIONAL SALES, INCLUDING CHANGES IN REGULATORY REQUIREMENTS OR TARIFFS, TRADE OR CURRENCY RESTRICTIONS, FLUCTUATIONS IN EXCHANGE RATES, AND TAX AND COLLECTION ISSUES. FURTHER INFORMATION RELATING TO FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE ANTICIPATED IS INCLUDED BUT NOT LIMITED TO INFORMATION UNDER THE HEADING "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" IN THE COMPANY'S FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 27, 2003, AND UNDER THE HEADING "BUSINESS" AND PARTICULARLY UNDER THE SUBHEADING, "BUSINESS RISK FACTORS" IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 28, 2002. THE COMPANY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

* Please see attached document for financial information.


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SUN HYDRAULICS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share data)


                                                      Three Months Ended
                                                 -----------------------------
                                                 September 27,   September 28,
                                                     2003           2002
                                                 -------------   -------------

Net sales                                          $ 17,851       $ 16,043

Cost of sales                                        13,328         11,995
                                                   --------       --------

Gross profit                                          4,523          4,048

Selling, engineering and administrative expenses      3,604          3,021
                                                   --------       --------

Operating income                                        919          1,027

Interest expense                                        137            153
Foreign currency transaction loss (gain)                 (1)            87
Miscellaneous expense (income)                           (1)             7
                                                   --------       --------

Income before income taxes                              784            780

Income tax provision                                    275            273
                                                   --------       --------

Net income                                         $    509       $    507
                                                   ========       ========


Basic net income per share                         $   0.08       $   0.08

Basic weighted average shares outstanding             6,594          6,433

Diluted net income per share                       $   0.08       $   0.08

Diluted weighted average share outstanding            6,638          6,577


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SUN HYDRAULICS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share data)


                                                         Nine Months Ended
                                                   ---------------------------
                                                   September 27, September 28,
                                                       2003          2002
                                                   ------------- -------------

Net sales                                            $ 53,188      $ 49,069

Cost of sales                                          39,059        36,803
                                                     --------      --------

Gross profit                                           14,129        12,266

Selling, engineering and administrative expenses       11,491         9,472
                                                     --------      --------

Operating income                                        2,638         2,794

Interest expense                                          415           455
Foreign currency transaction loss (gain)                 (190)           76
Miscellaneous expense (income)                            (24)           95
                                                     --------      --------

Income before income taxes                              2,437         2,168

Income tax provision                                      857           759
                                                     --------      --------

Net income                                           $  1,580      $  1,409
                                                     ========      ========


Basic net income per share                           $   0.24      $   0.22

Basic weighted average shares outstanding               6,492         6,429

Diluted net income per share                         $   0.24      $   0.21

Diluted weighted average share outstanding              6,536         6,573



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CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                September 27,  December 28,
                                                    2003           2002
                                                -------------  ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                      $  5,070       $  3,958
  Accounts receivable, net of allowance for
     doubtful accounts of $229 and $194             7,874          5,690
  Inventories                                       6,812          6,846
  Other current assets                                198            810
                                                 --------       --------
      Total current assets                         19,954         17,304

Property, plant and equipment, net                 42,792         43,987
Other assets                                        1,510            994
                                                 --------       --------

TOTAL ASSETS                                     $ 64,256       $ 62,285
                                                 ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                               $  2,180       $  1,706
  Accrued expenses and other liabilities            3,022          1,081
  Long-term debt due within one year                  932          1,421
  Dividends payable                                   269            258
  Income taxes payable                                694             10
                                                 --------       --------
      Total current liabilities                     7,097          4,476

Long-term debt due after one year                  19,118          8,190
Deferred income taxes                               4,091          4,092
Other liabilities                                     340            378
Redeemable Common Stock                             2,250          2,250
                                                 --------       --------

      Total liabilities                            32,896         19,386

Shareholders' equity:
  Common stock                                          7              6
  Capital in excess of par value                   24,085         22,690
  Unearned compensation related to
     outstanding restricted stock                    (494)          (170)
  Retained earnings and
     accumulated comprehensive income               7,762         20,373
                                                 --------       --------
      Total shareholders' equity                   31,360         42,899

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 64,256       $ 62,285
                                                 ========       ========


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CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)


                                                             Nine Months Ended
                                                       -----------------------------
                                                       September 27,   September 28,
                                                            2003           2002
                                                       -------------   -------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                $  1,580       $  1,409
Adjustments to reconcile net income to
    net cash provided by operating activities:
Depreciation and amortization                                3,907          3,873
Gain/(Loss) on disposal of assets                              367            155
Allowance for doubtful accounts                                 35              6
Provision for deferred income taxes                             (1)            10
(Increase) decrease in:
   Accounts receivable                                      (2,219)        (1,546)
   Inventories                                                  34            302
   Income tax receivable                                        --            668
   Other current assets                                        612            603
   Other assets, net                                          (516)           (51)
Increase (decrease) in:
   Accounts payable                                            474            464
   Accrued expenses and other liabilities                    1,941            292
   Dividends payable                                            11              1
   Income taxes payable                                        684            458
   Other liabilities                                           (38)           (37)
                                                          --------       --------
Net cash from operating activities                           6,871          6,607

CASH FLOWS USED IN INVESTING ACTIVITIES:
Capital expenditures                                        (3,090)        (4,883)
Proceeds from dispositions of equipment                         11             53
                                                          --------       --------
Net cash used in investing activities                       (3,079)        (4,830)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from debt                                          18,850             --
Repayment of debt                                           (8,411)          (778)
Proceeds from stock issued                                   1,072            217
Dividends to shareholders                                  (14,133)          (771)
                                                          --------       --------
Net cash used in financing activities                       (2,622)        (1,332)

Effect of exchange rate changes on cash and
   cash equivalents                                            (58)           113

Net increase (decrease) in cash and cash equivalents         1,112            558

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD               3,958          3,611

CASH AND CASH EQUIVALENTS, END OF PERIOD                     5,070          4,169

Supplemental disclosure of cash flow information:
Cash paid/(received):
   Interest                                               $    415       $    455
   Income taxes                                           $    174       $   (377)



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

                                      United                                   United
                                      States         Korea        Germany      Kingdom    Elimination     Consolidated
                                      ------         -----        -------      -------    -----------     ------------

THREE MONTHS
ENDED SEPTEMBER 27, 2003
Sales to unaffiliated customers      $ 11,208      $  1,630      $  2,316      $  2,697       $     --       $ 17,851
Intercompany sales                      2,918            --             9           323         (3,250)            --
Operating income                          508           187           432          (190)           (18)           919
Depreciation                              900            32            94           235             --          1,261
Capital expenditures                      757           386           111           466             --          1,720

THREE MONTHS
ENDED SEPTEMBER 28, 2002
Sales to unaffiliated customers      $ 10,390      $  1,399      $  1,704      $  2,550       $     --       $ 16,043
Intercompany sales                      2,498            --             5           325         (2,828)            --
Operating income                          557           167           175            58             70          1,027
Depreciation                              912            28            79           203             --          1,222
Capital expenditures                      726            30            19           720             --          1,495

NINE MONTHS
ENDED SEPTEMBER 27, 2003
Sales to unaffiliated customers      $ 32,473      $  5,175      $  6,951      $  8,589       $     --       $ 53,188
Intercompany sales                      9,794            --            33         1,032        (10,859)            --
Operating income                        1,806           541           925          (655)            21          2,638
Depreciation                            2,752            89           285           781             --          3,907
Capital expenditures                    1,688           418           203           781             --          3,090

NINE MONTHS
ENDED SEPTEMBER 28, 2002
Sales to unaffiliated customers      $ 31,593      $  4,606      $  5,008      $  7,863       $     --       $ 49,069
Intercompany sales                      8,485            --            24         1,245         (9,753)            --
Operating income                        1,528           369           332           589            (25)         2,794
Depreciation                            3,005            87           224           557             --          3,873
Capital expenditures                    1,795            78            62         2,948             --          4,883


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